UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 17, 2014

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 17, 2014, the Defense Logistics Agency Disposition Services (“DLA”) notified Liquidity Services, Inc. (the “Company”) that the Company has been awarded a follow-on contract (“Follow-On Contract”) to its current Surplus Usable Property Sales Contract (Sales Contract Number 08-0001-0001), as amended (the “Surplus Contract”) between the Company and the DLA.  The Follow-On Contract extends the terms of its current Surplus Contract for the disposition of usable surplus property from the U.S. Department of Defense.  Under the Follow-On Contract, which commences February 14, 2014, the Company’s performance period has been extended by a base term of 10 months with two one-month additional option periods exercisable by the DLA.  All other terms, including pricing, remain consistent with the prior Surplus Contract.

The Follow-On Contract was issued through the modification of its current Surplus Agreement by Supplemental Agreement 8 (the “Modification”) dated January 17, 2014 between the DLA and the Company.  The Modification permitted the DLA to award the Follow-On Contract.  The DLA notified the Company later on January 17, 2014 that it was awarding the Follow-on Contract authorized under the Modification.

A copy of the associated press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit is filed as part of this report:

10.1

Supplemental Agreement 8, dated January 17, 2014, relating to the modification of that certain Surplus Usable Property Sales Contract (Sales Contract Number 08-0001-0001), as amended (the “Surplus Contract”), between the Company and the Defense Logistics Agency Disposition Services of the U.S. Department of Defense.

10.2

Notice of Award, Statement, and Release Document, dated January 17, 2014, relating to the Surplus Contract between the Company and the Defense Logistics Agency Disposition Services of the U.S. Department of Defense.

99.1	Press Release, dated January 20, 2014, with respect to the Surplus Contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: January 21, 2014	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1

Supplemental Agreement 8, dated January 17, 2014, relating to the modification of that certain Surplus Usable Property Sales Contract (Sales Contract Number 08-0001-0001), as amended (the “Surplus Contract”), between the Company and the Defense Logistics Agency Disposition Services of the U.S. Department of Defense.

10.2

Notice of Award, Statement, and Release Document, dated January 17, 2014, relating to the Surplus Contract between the Company and the Defense Logistics Agency Disposition Services of the U.S. Department of Defense.

99.1	Press Release, dated January 20, 2014, with respect to the Surplus Contract.